CERTIFICATION


I, David Wezdenko, certify that:

1. I have reviewed this report on Form N-SAR of JPMorgan Short Term Bond Fund, JPMorgan Bond Fund, and JPMorgan Global Strategic Income Fund, each a series of J.P. Morgan Institutional Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows
(if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in
rule 30a-2(c) under the Investment
Company Act) for the registrant and
have:
a) designed such disclosure controls
and procedures to ensure that material
information relating to the registrant,
including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness of
the registrant's disclosure controls
and procedures as of a date within
90 days prior to the filing date of
this report (the "Evaluation Date");
and
c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
as of the Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed, based
on our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board
of directors (or persons performing
the equivalent functions):
a) all significant deficiencies in
the design or operation of internal
controls which could adversely affect
the registrant's ability to record,
process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material,
that involves management or other
employees who have a significant
role in the registrant's internal
controls; and

6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal
controls or in other factors that
could significantly affect internal
controls subsequent to the date
of our most recent evaluation,
including any corrective actions
with regard to significant
deficiencies and material weaknesses.


/s/David Wezdenko/Treasurer
Date:4/28/03